

<ARTICLE>                     5
<LEGEND>
This  Exhibit  contains  summary  financial   information   extracted  from  the
Registrant's consolidated financial statements for the period ended December 31,
1996, as subsequently restated, and is qualified in its entirety by reference to such financial  statements.  This Exhibit shall not be deemed filed for purposes of Section 11 of the Securities Act of 1933 and Section 18 of the Securities Act
of 1934, or otherwise subject to the liability of such Sections, nor shall it be deemed a part of any other filing which  incorporates  this report by reference, unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<CIK>                         949491
<NAME>                        Vodavi Technology, Inc.
<RESTATED>
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. Dollar

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                                                   DEC-31-1996
<PERIOD-START>                                                      JAN-01-1996
<PERIOD-END>                                                        DEC-31-1996
<EXCHANGE-RATE>                                                               1
<CASH>                                                                    1,152
<SECURITIES>                                                                  0
<RECEIVABLES>                                                             8,024
<ALLOWANCES>                                                                234
<INVENTORY>                                                               7,229
<CURRENT-ASSETS>                                                         16,591
<PP&E>                                                                    3,029
<DEPRECIATION>                                                              564
<TOTAL-ASSETS>                                                           22,418
<CURRENT-LIABILITIES>                                                     7,291
<BONDS>                                                                   5,725
<PREFERRED-MANDATORY>                                                         0
<PREFERRED>                                                                   0
<COMMON>                                                                      4
<OTHER-SE>                                                                9,396
<TOTAL-LIABILITY-AND-EQUITY>                                             22,418
<SALES>                                                                  46,154
<TOTAL-REVENUES>                                                         46,154
<CGS>                                                                    30,842
<TOTAL-COSTS>                                                            30,842
<OTHER-EXPENSES>                                                         18,554
<LOSS-PROVISION>                                                              0
<INTEREST-EXPENSE>                                                          841
<INCOME-PRETAX>                                                          (4,083)
<INCOME-TAX>                                                                327
<INCOME-CONTINUING>                                                      (4,410)
<DISCONTINUED>                                                                0
<EXTRAORDINARY>                                                               0
<CHANGES>                                                                     0
<NET-INCOME>                                                             (4,410)
<EPS-PRIMARY>                                                             (1.02)
<EPS-DILUTED>                                                             (1.02)

